Exhibit 99.3

Joint Filers’ Signatures

WARBURG PINCUS PRIVATE EQUITY IX, L.P.

By: Warburg Pincus IX GP L.P., its General Partner

By: WPP GP LLC, its General Partner

By: Warburg Pincus Partners, L.P., its Managing Member

By: Warburg Pincus Partners GP LLC, its General Partner

By: Warburg Pincus & Co., its Managing Member

By:		Date:
	/s/ Robert B. Knauss	September 12, 2018
Name: Robert B. Knauss

Title: Partner

WARBURG PINCUS PRIVATE EQUITY X O&G, L.P.

By: Warburg Pincus X, L.P., its General Partner

By: Warburg Pincus X GP L.P., its General Partner

By: WPP GP LLC, its General Partner

By: Warburg Pincus Partners, L.P., its Managing Member

By: Warburg Pincus Partners GP LLC, its General Partner

By: Warburg Pincus & Co., its Managing Member

By:		Date:
	/s/ Robert B. Knauss	September 12, 2018
Name: Robert B. Knauss

Title: Partner

WARBURG PINCUS X PARTNERS, L.P.

By: Warburg Pincus X, L.P., its General Partner

By: Warburg Pincus X GP L.P., its General Partner

By: WPP GP LLC, its General Partner

By: Warburg Pincus Partners, L.P., its Managing Member

By: Warburg Pincus Partners GP LLC, its General Partner

By: Warburg Pincus & Co., its Managing Member

By:		Date:
	/s/ Robert B. Knauss	September 12, 2018
Name: Robert B. Knauss

Title: Partner

WARBURG PINCUS X, L.P.

By: Warburg Pincus X GP L.P., its General Partner

By: WPP GP LLC, its General Partner

By: Warburg Pincus Partners, L.P., its Managing Member

By: Warburg Pincus Partners GP LLC, its General Partner

By: Warburg Pincus & Co., its Managing Member

By:		Date:
	/s/ Robert B. Knauss	September 12, 2018
Name: Robert B. Knauss

Title: Partner

WARBURG PINCUS IX GP L.P.

By: WPP GP LLC, its General Partner

By: Warburg Pincus Partners, L.P., its Managing Member

By: Warburg Pincus Partners GP LLC, its General Partner

By: Warburg Pincus & Co., its Managing Member

By:		Date:
	/s/ Robert B. Knauss	September 12, 2018
Name: Robert B. Knauss

Title: Partner

WARBURG PINCUS X GP L.P.

By: WPP GP LLC, its General Partner

By: Warburg Pincus Partners, L.P., its Managing Member

By: Warburg Pincus Partners GP LLC, its General Partner

By: Warburg Pincus & Co., its Managing Member

By:		Date:
	/s/ Robert B. Knauss	September 12, 2018
Name: Robert B. Knauss

Title: Partner

WPP GP LLC

By: Warburg Pincus Partners, L.P., its Managing Member

By: Warburg Pincus Partners GP LLC, its General Partner

By: Warburg Pincus & Co., its Managing Member

By:		Date:
	/s/ Robert B. Knauss	September 12, 2018
Name: Robert B. Knauss

Title: Partner

WARBURG PINCUS PARTNERS, L.P.

By: Warburg Pincus Partners GP LLC, its General Partner

By: Warburg Pincus & Co., its Managing Member

By:		Date:
	/s/ Robert B. Knauss	September 12, 2018
Name: Robert B. Knauss

Title: Partner

WARBURG PINCUS PARTNERS GP LLC

By: Warburg Pincus & Co., its Managing Member

By:		Date:
	/s/ Robert B. Knauss	September 12, 2018
Name: Robert B. Knauss

Title: Partner

WARBURG PINCUS & CO.

By:		Date:
	/s/ Robert B. Knauss	September 12, 2018
Name: Robert B. Knauss

Title: Partner